UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2009 (March 30, 2009)

NEW JERSEY RESOURCES CORPORATION
 (Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 938-1480

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2009, New Jersey Resources Corporation (the “Company”) entered into performance-based restricted stock award agreements (each a “Performance-Based Restricted Stock Award Agreement”) with each of the Company’s named executive officers pursuant to the Company’s 2007 Stock Award and Incentive Plan. The performance-based restricted stock awards will only vest upon certification by the Leadership Development and Compensation Committee (“LDCC”) of the Board of Directors of the Company that the Company has reached certain net financial earnings per share targets for the fiscal year ending September 30, 2009 and/or the fiscal year ending September 30, 2010.

Two-thirds of the performance-based restricted stock may vest based upon the Company’s net financial earnings per share performance in fiscal year 2009 and one-third of the performance-based restricted stock may vest based upon the Company’s net financial earnings per share performance in fiscal year 2010. If the Company does not achieve the net financial earnings per share target for a particular fiscal year, the portion of shares eligible to vest in that fiscal year will be fully forfeited. If shares of performance-based restricted stock do vest, they will be subject to a holding period of two years from the end of the fiscal year upon which the vesting was based (e.g., shares that vest based upon the satisfaction of the performance condition for the fiscal year ended September 30, 2009 will be restricted through September 30, 2011). The performance-based restricted stock will earn dividends from the grant date through the holding period but the dividends will only be payable if the net financial earnings per share target is met and otherwise will be fully forfeited.

The above description of the performance-based restricted stock award is qualified in its entirety by reference to the complete terms and conditions of the form of the Performance-Based Restricted Stock Award Agreement which is attached hereto as Exhibit 10.29 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 10.29	Form of 2007 Stock Award Incentive Plan Performance-Based Restricted Stock Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2009

NEW JERSEY RESOURCES CORPORATION

By: /s/ Glenn C. Lockwood
Glenn C. Lockwood
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
10.29	Form of 2007 Stock Award and Incentive Plan Performance-Based Restricted Stock Agreement